EXHIBIT 10.154
                               PURCHASE AGREEMENT
                      POLLUTION RESEARCH AND CONTROL CORP.

     THIS PURCHASE AGREEMENT ("Agreement" herein) is entered into as of the 8th day of May, 1998 between POLLUTION RESEARCH AND CONTROL CORP., a California corporation with its principal offices at 506 Paula Avenue, Glendale, California 91201 (the "Company") and Albert E. Gosselin, Jr. whose address is 506 Paula Avenue, Glendale, Ca 91201 (the "Purchaser").

     WHEREAS, the Company elects to issue and sell its Preferred Convertible Stock (the "Shares") and the Purchaser desires to acquire the Shares for a purchase price of $.125 cents per share. This new issue of shares has voting rights but no dividend rights and is convertible anytime after July 30, 1998.*

     NOW,   THEREFORE,   for  and  in  consideration  of  the  mutual  covenants
hereinafter set forth, the parties hereto do hereby agree as follows:

     I. PURCHASE OF SHARES AND REPRESENTATIONS BY SUBSCRIBER.

     1.1 Subject to the terms and conditions hereinafter set forth, the Purchaser hereby purchases 400,000 Shares and the Company agrees to sell the Shares to the Purchaser for a purchase price of $50,000. The purchase price is payable by a cashier's check made payable to the Company, or by wire transfer to an account determined by the Company contemporaneously with the execution and delivery of this Agreement. The Shares will be delivered by the Company to the Purchaser within ten (10) days following the execution of the Agreement.

     1.2 The Purchaser recognizes that the purchase of the Shares involves a high degree of risk in that an investment in the company is highly speculative and only an investor who can afford to lose its entire investment in the Company should purchase the Shares.

     1.3 The Purchaser acknowledges that he is able to bear the economic risk of this investment.

     1.4 The Purchaser represents that he is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act").

     1.5 The Purchaser acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to him and to evaluate the merits and risks of such an investment on his behalf.

     1.6 The Purchaser hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of his investment in the Company, and any additional information which he had requested.

     1.7 The Purchaser hereby acknowledges that this offering has not been reviewed by the Securities and Exchange Commission (the "Commission") since this offering is intended to be a non-public offering pursuant to Section 4 (2) of the Act. The Purchaser represents that the Shares are being purchased for his own account, for investment, and not for distribution or resale to others. The Purchaser agrees that he will not sell or otherwise transfer such securities unless they are registered under the Act or unless an exemption from such registration is available.

     1.8 The Purchaser understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon its investment intention. In this connection, the Purchaser understands that it is the position of the Commission that the statutory basis for such exemption would not be present if his representations merely meant that its present intention was to hold such securities for a short period, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Purchaser realizes that, in the view of the Commission, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the Commission might regard such a sale or disposition as a deferred sale to which the exemption is not available.

     1.9 The Purchaser consents that the Company may, if he desires, permit the transfer of the Shares out of his name only when his request for transfer is accompanied by an opinion of council reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, the "Securities Laws"). The Purchaser agrees to hold the Company, its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Confidential Purchaser Questionnaire completed by him or any sale or distribution by the Purchaser in violation of any Securities Laws.

     1.10 The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Shares stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities.


     II. REPRESENTATIONS BY, AND COVENANTS OF, THE COMPANY.

     The Company represents and covenants to the Purchaser that:

     (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of California which has the corporate power to conduct the business which it conducts and proposes to conduct.

     (b) The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Shares have been duly taken and approved.

     (c) The Shares have been duly and validly authorized and, when issued and paid for in accordance with the terms hereof, will be validly binding obligations of the Company enforceable in accordance with their respective terms except that the enforceability thereof may be limited by bankruptcy, insolvency, or other laws affecting the rights of creditors generally or by general equitable principles.

     (d) The Company has obtained all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

     III. REGISTRATION OF SECURITIES.

     The Company acknowledges that it currently has no effective registration statement on Form S-3 on file with the Securities and Exchange Commission.

     IV. MISCELLANEOUS.

     4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, address to the Company, at its principal office, 506 Paula Avenue, Glendale, California 91201, Attention: President, with a copy to Patricia Cudd & Associates, Attorney at Law, 1120 Lincoln Street, Suite 703, Denver, Colorado 80203, Attention: Patricia Cudd, and to the Purchaser at the address listed on the signature page hereof. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

     4.2 This Agreement shall not be changed, modified or made except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

     4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     4.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of California, without regard to principles of conflicts of law.

     4.5 This Agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

Purchaser: /s/ Albert E. Gosselin, Jr.     The Company:
           ---------------------------
                                           POLLUTION RESEARCH AND CONTROL CORP.,
506 Paula Ave                              a California corporation
-------------------------
(Address)
Glendale, Ca 91201                         By: /s/ Albert E. Gosselin, Jr.
-------------------------                      ---------------------------------
(City, State)                                  Albert E. Gosselin, Jr.,
                                               President and Chief
                                               Executive Officer
Date: May 8, 1998


*Purchase price is based on closing bid May 8, 1998 of .31 cents, modified by dividend formula (based on .20 cents pre-dividend announcement with additional 40% lettered discount).